UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2020

FAR POINT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38521	82-4710750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18 West 18th Street

New York, NY 10011

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 715-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Ticker Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third or one Warrant to purchase one share of Class A Common Stock	FPAC.UN	The New York Stock Exchange
Shares of Class A common stock, par value $0.0001 per share	FPAC	The New York Stock Exchange
Warrants, exercisable for one share of Class A Common Stock for $11.50 per share	FPAC.WS	The New York Stock Exchange

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Far Point Acquisition Corporation, a Delaware corporation (“FPAC”) is party to the Agreement and Plan of Merger dated as of January 16, 2020 (the “Merger Agreement”) among FPAC, SL Globetrotter, L.P., a Cayman Islands exempted limited partnership (“Globetrotter” and, in its capacity as a representative of the Company and its shareholders, the “GB Shareholders’ Representative”), Global Blue Group AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law, with its registered office in 38, Zürichstrasse, CH-8306 Brüttisellen, Switzerland (the “Global Blue”), Global Blue Group Holding AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law, with its registered office in 38, Zürichstrasse, CH-8306 Brüttisellen, Switzerland ( “New Global Blue”), Global Blue US Holdco LLC, a Delaware limited liability company (“US Holdco”), Global Blue US Merger Sub Inc., a Delaware corporation (“US Merger Sub”), Global Blue Holding L.P., a Cayman Islands exempted limited partnership, Thomas W. Farley, solely in his capacity as the lawful agent and attorney-in-fact of FPAC and its shareholders, Far Point LLC, a Delaware limited liability company (“Founder”) and Jacques Stern, solely in his capacity as the lawful agent and attorney-in-fact of each of the individuals listed on Section 1.01(a) of the Company Disclosure Schedules to such Merger Agreement. Pursuant to the terms and subject to the conditions of the Merger Agreement, the Business Combination (as defined therein) is to be consummated. Capitalized terms used and not defined herein shall have the meanings given to them in the Merger Agreement which has been previously filed by FPAC.

On August 15, 2020, FPAC entered into a letter agreement (the “FPAC Agreement”) with SL Globetrotter, L.P., individually and in its capacity as the GB Shareholders’ Representative under Merger Agreement, US Holdco, US Merger Sub, and Global Blue (collectively, the “GB Parties”). Concurrently with the execution and delivery of the FPAC Agreement on August 15, 2020, (i) the GB Parties entered into a letter agreement (the “TP Agreement”), with each of Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners Qualified L.P., Third Point Partners L.P. and Third Point Enhanced L.P. (each a “TP Fund”) and Third Point LLC, Third Point Ventures LLC, Cloudbreak Aggregator LP and the Founder (collectively with the TP Funds, the “TP Parties”), and (ii) FPAC and the TP Parties entered into an agreement (the “FPAC-TP Release”, and collectively with the FPAC Agreement and the TP Agreement, the “Agreements”).

The Agreements relate to transactions contemplated by the Merger Agreement. The Merger Agreement has not been amended by the Agreements and remains in full force and effect.

The Agreements have been filed as exhibits to the Current Report on Form 8-K and the following description thereof is qualified by reference to the full text of such Agreements which is incorporated by reference herein.

The key terms of the Agreements include the following:

•

TP Funds have agreed to fund into escrow $61 million to satisfy a portion of the TP Funds’ obligations under the Forward Purchase Agreement, and Third Point reiterated its commitment to voting its FPAC shares, constituting approximately 25% of the total outstanding FPAC Common Stock, in favor of the Business Combination

•

Globetrotter, on behalf of the Seller Parties, and FPAC have agreed not to enforce any rights or claims under the Forward Purchase Agreement, the Share Purchase and Contribution Agreements, the Shareholders Agreement and the Relationship Agreement if the TP Funds purchase at least $61 million of shares under the Forward Purchase Agreement

•

If the $61 million of escrowed funds exceeds the Forward Purchase Price under the Forward Purchase Agreement, Globetrotter has agreed to return the excess escrowed funds to the TP Funds after the Closing of the Business Combination

•

Third Point Ventures LLC and the TP Funds will cease to be parties to the Shareholders Agreement, and the Founder will cease to be a party to the Relationship Agreement, with no further rights and obligations under these agreements

•

The New Global Blue shares to be received by the TP Funds for their FPAC Class B shares, all contingent shares contemplated by the Merger Agreement (if applicable) and all FPAC warrants will be transferred to Globetrotter, other than 4,316,321 New Global Blue shares that will be transferred by the TP Funds for the benefit of Thomas Farley, David Bonanno and Kelly Vallante, members of FPAC management, subject to certain terms and conditions; and FPAC and Third Point have agreed not to object and to cooperate with these arrangements

•

New Global Blue may award options or restricted stock units over up to an additional 500,000 New Global Blue shares to certain members of New Global Blue management, with any distribution, vesting or performance conditions to be determined by the New Global Blue board as the board sees fit

•	FPAC has agreed not to assert that certain conditions to Closing have failed to be satisfied, if applicable, including:

•	Accuracy of certain specified representations and warranties;

•

No Material Adverse Effect solely with respect to matters known to FPAC on the date of the Agreements (it being understood that nothing directly arising out of the COVID-19 pandemic even after the date of the Agreements will constitute a Material Adverse Effect, and without prejudice to the definition of Material Adverse Effect as set forth in the Merger Agreement);

•

Appointment of specified members to New Global Blue’s board of directors (except that Thomas Farley must still be elected as a director and chairman of New Global Blue, unless he is unable or unwilling to serve on the New Global Blue board);

•

Receipt of the proceeds of loans under financing arrangements in an amount which, together with other funds available to Global Blue and other members of the Group for the purpose, is sufficient to repay all amounts due under the Group’s existing credit facility (subject to the potential entry into replacement or alternative financing arrangements as discussed below);

•

Receipt of certain regulatory approvals (and no prohibition by any governmental order, law, statute or otherwise on completing the Business Combination as a result of the non receipt of such regulatory approval); and

•	Approval of New Global Blue shares for listing on the New York Stock Exchange

•

If New Global Blue fails to obtain New York Stock Exchange listing approval by the Closing Date, New Global Blue has agreed to use commercially reasonable efforts to seek and obtain approval for listing on the New York Stock Exchange, NYSE American, NASDAQ or another nationally or internationally recognized stock exchange (each, a “Preferred Venue”) or another stock exchange or the over-the-counter market, which may include OTCBB or pink sheets; and New Global Blue will continue to use commercially reasonable efforts to seek and obtain approval on a Preferred Venue until the earliest of (i) 12 months after the Closing Date, (ii) approval for listing on a Preferred Venue and (iii) completion of a merger or other similar transaction, the result of which Globetrotter and its affiliates cease to own more than 50% of the outstanding New Global Blue shares or there is a sale of all or substantially all of the assets of New Global Blue, after which time New Global Blue will be no longer obligated to maintain or seek any listing (subject to certain exceptions, including, if a listing has been obtained in the 12-month period after the Closing Date, seeking re-instatement of such obligations for the remainder of such 12-month period in the event of an involuntary de-listing)

•

Third Point and the TP Funds have agreed not to assert that any condition to the consummation of the Business Combination has failed to be satisfied; to promptly take any requested action to facilitate the satisfaction of any condition to the consummation of the Business Combination; and not to do anything that may undermine or make more difficult the satisfaction of any condition to the consummation of the Business Combination

•

FPAC (subject to complying with its obligations under its charter), Third Point and the TP Funds have agreed not to exercise any termination rights they may have with respect to the Business Combination until September 11, 2020

•

FPAC has agreed that (if requested by Globetrotter), the Closing Date (i) may be fewer than four business days after the conditions set forth in the Merger Agreement have been satisfied or waived (other than those conditions that by their terms are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver thereof) and (ii) may be on August 31, 2020

•

FPAC has agreed to take actions reasonably requested by Globetrotter to enable the closing conditions to be satisfied (which may entail a reverse stock split in certain scenarios at the expense of Globetrotter)

•	To the extent FPAC’s legal fees and expenses exceed $12 million, the TP Funds have agreed to pay the excess over this amount

•

Globetrotter has agreed to allow FPAC to redeem up to 65,700 FPAC Public Shares held by David Bonanno FPAC’s Chief Financial Officer and a director, and up to 100,000 FPAC Public Shares held by Laurence Tosi, a director of FPAC (such Public Shares were purchased by such individuals in connection with FPAC’s initial public offering)

•

FPAC has agreed not to object to the termination of the existing financing arrangements as long as a replacement or alternative financing facility is available on terms consistent with the Merger Agreement

•

FPAC has agreed to consent to (and take actions to effectuate) amendments, waivers or modifications of any PIPE agreement or PIPE investment, at the request of Globetrotter and to the extent Globetrotter believes in good faith that doing so would be in the best interest of New Global Blue

•	Third Point, the TP Funds, FPAC and Globetrotter have entered into customary and mutual releases of claims

FPAC and Global Blue jointly issued a press release on August 15, 2020 describing the Agreements, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. When used herein, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Far Point’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Far Point does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional risks and uncertainties are identified and discussed in Far Point’s reports filed with the Securities and Exchange Commission and available at the SEC’s website at http://www.sec.gov.

Additional Information and Disclaimer

In connection with the business combination, Global Blue Group Holding AG, the intended successor entity in the business combination, has filed a Registration Statement on Form F-4 (File No. 333-236581) (the “Registration Statement”), which includes a prospectus and definitive proxy statement. The definitive proxy statement and other relevant documents were mailed to stockholders of Far Point as of July 24, 2020, which is the record date established for voting on the Transaction, on August 4, 2020. Stockholders of Far Point and other interested persons are advised to read the definitive proxy statement/prospectus on file with the SEC and in the Registration Statement in connection with Far Point’s solicitation of proxies for the special meeting to be held to vote on the Transaction because these documents contain important information about Far Point, Global Blue, and the Transaction. Stockholders can also obtain copies of the Registration Statement and the definitive proxy statement/prospectus, without charge, by directing a request to: Far Point Acquisition Corporation, 18 West 18th Street, New York, NY 10011. These documents and Far Point’s annual and other reports filed with the SEC can also be obtained, as available, without charge, at the SEC’s internet site (http://www.sec.gov).

Far Point, Global Blue and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of Far Point in connection with the business combination. Stockholders of Far Point and other interested persons may obtain more information regarding the names and interests in the proposed business combination of Far Point’s directors and officers in Far Point’s filings with the SEC, including Far Point’s Annual Report on Form 10-K for the year-ended December 31, 2019, which was filed with the SEC on March 12, 2020. Additional information regarding the interests of such potential participants in the solicitation process is also included in the Registration Statement, and in the definitive proxy statement/prospectus and other relevant documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1	Letter Agreement, dated as of August 15, 2020, by and among Far Point Acquisition Corporation, SL Globetrotter, L.P., individually and in its capacity as the GB Shareholders’ Representative under Merger Agreement, Global Blue Group AG, Global Blue Group Holding AG, Global Blue US Holdco LLC, Global Blue US Merger Sub Inc. and Global Blue Holding L.P.

10.2	Letter Agreement, dated as of August 15, 2020, by and among SL Globetrotter, L.P., individually and in its capacity as the GB Shareholders’ Representative under Merger Agreement, Global Blue Group AG, Global Blue Group Holding AG, Global Blue US Holdco LLC, Global Blue US Merger Sub Inc. and Global Blue Holding L.P., Cloudbreak Aggregator LP, Far Point LLC, Third Point Ventures LLC (as nominee of the TP Funds), Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners Qualified L.P., Third Point Partners L.P. and Third Point Enhanced L.P.

10.3	Letter Agreement, dated as of August 15, 2020, by and among Far Point Acquisition Corporation, Cloudbreak Aggregator LP, Far Point LLC, Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners Qualified L.P., Third Point Partners L.P. and Third Point Enhanced L.P.

99.1	Joint Press Release, dated August 15, 2020.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2020

Far Point Acquisition Corporation

/s/ Thomas W. Farley
Name: Thomas W. Farley
Title: Chief Executive Officer and President